Exhibit 99.77(q)(1)

Item 77Q1:

(a)(1) Certificate of Amendment of Amended and Restated Declaration of Trust and Redesignation of Series, effective May 1, 2016 – Filed as an exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 28, 2016 and incorporated herein by reference.